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                                   EXHIBIT (5)

                              FORM OF APPLICATION

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                                                    Variable Annuity Application
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[LOGO] Transamerica                   Mail the application and a check to:     Transamerica Life Insurance Company
       LIFE INSURANCE COMPANY                                                  Attn: Variable Annuity Dept.
                                      Service Office:                          P.O. Box 3183, Cedar Rapids, IA 52406-3183
                                      Overnight Mailing Address:               4333 Edgewood Rd. NE, Cedar Rapids, IA 52499
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
1. TYPE OF ANNUITY (SOURCE OF FUNDS)                              4. BENEFICIARY(IES) DESIGNATION

Initial purchase payment $ ___________________________________
[_]  Non qualified                                                Name                       Relationship         [_] Primary
     [_]  New Money [_] 1035 Exchange                             __________________________ ____________ _____%  [_] Contingent
[_]  Qualified
     [_]  New Money [_] Rollover [_] Transfer                     Name                       Relationship         [_] Primary
     Qualified Type:                                              __________________________ ____________ _____%  [_] Contingent
     [_]  IRA [_] Roth IRA [_] SEP/IRA [_] 403(b)
     [_] Keogh [_] Roth Conversion [_] Other _________________    Name                       Relationship         [_] Primary
     IRA/SEP/ROTH IRA                                             __________________________ ____________ _____%  [_] Contingent
     $ ________________ Contribution for tax year ____________
     $ ________________ Trustee to Trustee Transfer               Name                       Relationship         [_] Primary
     $ ________________ Rollover from                             __________________________ ____________ _____%  [_] Contingent
      [_] IRA [_] 403(b) [_] Pension [_] Other _______________
     ROTH IRA Rollover                                            Name                       Relationship         [_] Primary
     ____________ Date first established or date of conversion    __________________________ ____________ _____%  [_] Contingent
     $ ________________ Portion previously taxed

2(a). PRIMARY OWNER INFORMATION                                   5. GUARANTEED DEATH BENEFITS

If no Annuitant is specified in #3, the Owner will be the         If no option is specified, the Return of Premium Death Benefit
Annuitant. If a Trust is named as Owner or Beneficiary,           will apply. Your selection cannot be changed after the policy
additional paperwork will  be required.                           has been issued.

First Name: __________________________________________________    [_] Account Value, available for issue through age 90. Daily
                                                                      M&E Risk Fee and Administrative Charge is 0.40% annually.
Last Name: ___________________________________________________
                                                                  [_] Return of Premium Death Benefit, available for issue
Address: _____________________________________________________        through age 90. Daily M&E Risk Fee and Administrative
                                                                      Charge is 0.45% annually.
City, State: _________________________________________________
                                                                  [_] Annual Step-Up Death Benefit, available for issue through
Zip: ________-_________  Telephone: __________________________        age 75. Daily M&E Risk Fee and Administrative Charge is
                                                                      0.55% annually.
Email Address (optional): ____________________________________
                                                                  In addition, you may choose one of the following benefits:
Date of Birth: _____________________ Sex: [_] Female [_] Male
                                                                  [_] Beneficiary Earnings  or  [_] Beneficiary Earnings Enhancement
SSN/TIN: ____________________ Citizenship: [_] U.S. [_] Other         Enhancement (BEE)             -EXTRA II (BEE-EXTRA II)

2(b). JOINT OWNER INFORMATION (Optional)                          6. OTHER AVAILABLE RIDERS

                                                                  If no selection is made, the benefit will not apply.
First Name: __________________________________________________
                                                                  Additional Death Distribution (earnings enhancement):

Last Name: ___________________________________________________      [_] Yes (Available at an additional cost, see prospectus)
                                                                    [_] No
Address: _____________________________________________________

City, State: _________________________________________________

Zip: ________-_________ Telephone: ___________________________

Date of Birth: _____________________  Sex: [_] Female [_] Male

SSN/TIN: _____________________ Citizenship: [_] U.S. [_] Other

3. ANNUITANT

Complete only if different from Primary Owner.

First Name: __________________________________________________

Last Name: ___________________________________________________    7. TELEPHONE TRANSFER AUTHORIZATION

Address: _____________________________________________________    Please complete this section to authorize you and/or your
                                                                  Registered Representative to make transfer requests via our
City, State: _________________________________________________    recorded telephone line or internet. (check one selection only):

                                                                  [_]  Owner(s) only, or [_] Owner(s) and Owner's Registered
Zip: ________-_________  Telephone:___________________________                               Representative

Date of Birth: ______________________ Sex: [_] Female [_] Male

SSN: _________________________ Citizenship: [_] U.S. [_] Other
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VA-APP 12/03 (NJ)

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8. PORTFOLIO INVESTMENT STRATEGY

    [_] Lump Sum
        I elect to allocate 100% of my contributions according to percentage listed in Section 10 "Lump Sum Allocation Section".
    [_] Dollar Cost Averaging (DCA) Program
        I elect to allocate 100% of my contributions according to percentage listed in Section 11 "DCA Transfer Allocation Section".
    [_] Combined: Lump Sum and DCA Program (must total 100%)
        I elect to allocate as follows:
        __________% as a lump-sum contributions according to percentages listed in Section 10 "Lump Sum Allocation Section".
        __________% in the DCA Account and transferred according to percentages listed in Section 11 "DCA Transfer Allocation Section".

9. DCA TRANSFER STRATEGY

    DCA Strategy (There is a $500 minimum transfer amount for the DCA program.) Transfer from: (Select 1 of the following)
    [_] 1. Enhanced 6 Month DCA Fixed Account
    [_] 2. Enhanced 12 Month DCA Fixed Account
    [_] 3. DCA Fixed Account:
        [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other _______________ _____________
                                                  (Specify period and frequency)
    [_] 4. Money Market Account:
        [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other _______________ _____________
                                                  (Specify period and frequency)
    [_] 5. Transamerica US Government Securities:
        [_] 18 Mo. [_] 24 Mo. [_] Other _______________ _____________
                                        (Specify period and frequency)

Complete Section 11 for DCA transfer allocation.

10. LUMP SUM ALLOCATION

    Fixed Accounts:
    _________ .0%   1 Year Fixed Guarantee Period Option
    _________ .0%   3 Year Fixed Guarantee Period Option
    _________ .0%   5 Year Fixed Guarantee Period Option

    Subaccounts:
    _________ .0%   Asset Allocation - Conservative Portfolio - Service Class
    _________ .0%   Asset Allocation - Growth Portfolio - Service Class
    _________ .0%   Asset Allocation - Moderate Portfolio - Service Class
    _________ .0%   Asset Allocation - Moderate Growth Portfolio - Service Class
    _________ .0%   AIM V.I. Basic Value Fund - Series II
    _________ .0%   AIM V.I. Capital Appreciation Fund - Series II
    _________ .0%   Alger Aggressive Growth - Service Class
    _________ .0%   AllianceBernstein Growth & Income Portfolio - Class B
    _________ .0%   AllianceBernstein Premier Growth Portfolio - Class B
    _________ .0%   American Century Income & Growth - Service Class
    _________ .0%   American Century International - Service Class
    _________ .0%   BlackRock Global Science & Technology Opportunities -
                    Service Class
    _________ .0%   BlackRock Mid Cap Growth - Service Class
    _________ .0%   Capital Guardian Global - Service Class
    _________ .0%   Capital Guardian U.S. Equity - Service Class
    _________ .0%   Capital Guardian Value - Service Class
    _________ .0%   Clarion Real Estate Securities - Service Class
    _________ .0%   Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Equity-Income Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Growth Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Mid Cap Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Value Strategies Portfolio - Service Class 2
    _________ .0%   Great Companies - America(SM) - Service Class
    _________ .0%   Great Companies - Technology(SM) - Service Class
    _________ .0%   Janus Aspen - Mid Cap Growth Portfolio - Service Shares
    _________ .0%   Janus Aspen - Worldwide Growth Portfolio - Service Shares
    _________ .0%   Janus Balanced (A/T) - Service Class
    _________ .0%   Janus Growth (A/T) - Service Class
    _________ .0%   Jennison Growth - Service Class
    _________ .0%   J.P. Morgan Enhanced Index - Service Class
    _________ .0%   Marsico Growth - Service Class
    _________ .0%   MFS High Yield - Service Class
    _________ .0%   MFS New Discovery Series - Service Class
    _________ .0%   MFS Total Return Series - Service Class
    _________ .0%   PBHG/NWQ Value Select - Service Class
    _________ .0%   PBHG Mid Cap Growth - Service Class
    _________ .0%   PIMCO Total Return - Service Class
    _________ .0%   Salomon All Cap - Service Class
    _________ .0%   Templeton Great Companies Global - Service Class
    _________ .0%   Transamerica Convertible Securities - Service Class
    _________ .0%   Transamerica Equity - Service Class
    _________ .0%   Transamerica Growth Opportunities - Service Class
    _________ .0%   Transamerica Money Market - Service Class
    _________ .0%   Transamerica U.S. Government Securities - Service Class
    _________ .0%   T. Rowe Price Equity Income - Service Class
    _________ .0%   T. Rowe Price Growth Stock - Service Class
    _________ .0%   T. Rowe Price Small Cap - Service Class
    _________ .0%   Van Kampen Active International Allocation - Service Class
    _________ .0%   Van Kampen Asset Allocation - Service Class
    _________ .0%   Van Kampen Emerging Growth - Service Class

11. DCA TRANSFER ALLOCATION

    Transfer To:
    _________ .0%   Asset Allocation - Conservative Portfolio - Service Class
    _________ .0%   Asset Allocation - Growth Portfolio - Service Class
    _________ .0%   Asset Allocation - Moderate Portfolio - Service Class
    _________ .0%   Asset Allocation - Moderate Growth Portfolio - Service Class
    _________ .0%   AIM V.I. Basic Value Fund - Series II
    _________ .0%   AIM V.I. Capital Appreciation Fund - Series II
    _________ .0%   Alger Aggressive Growth - Service Class
    _________ .0%   AllianceBernstein Growth & Income Portfolio - Class B
    _________ .0%   AllianceBernstein Premier Growth Portfolio - Class B
    _________ .0%   American Century Income & Growth - Service Class
    _________ .0%   American Century International - Service Class
    _________ .0%   BlackRock Global Science & Technology Opportunities -
                    Service Class
    _________ .0%   BlackRock Mid Cap Growth - Service Class
    _________ .0%   Capital Guardian Global - Service Class
    _________ .0%   Capital Guardian U.S. Equity - Service Class
    _________ .0%   Capital Guardian Value - Service Class
    _________ .0%   Clarion Real Estate Securities - Service Class
    _________ .0%   Fidelity - VIP Contrafund(R) Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Equity-Income Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Growth Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Mid Cap Portfolio - Service Class 2
    _________ .0%   Fidelity - VIP Value Strategies Portfolio - Service Class 2
    _________ .0%   Great Companies - America(SM) - Service Class
    _________ .0%   Great Companies - Technology(SM) - Service Class
    _________ .0%   Janus Aspen - Mid Cap Growth Portfolio - Service Shares
    _________ .0%   Janus Aspen - Worldwide Growth Portfolio - Service Shares
    _________ .0%   Janus Balanced (A/T) - Service Class
    _________ .0%   Janus Growth (A/T) - Service Class
    _________ .0%   Jennison Growth - Service Class
    _________ .0%   J.P. Morgan Enhanced Index - Service Class
    _________ .0%   Marsico Growth - Service Class
    _________ .0%   MFS High Yield - Service Class
    _________ .0%   MFS New Discovery Series - Service Class
    _________ .0%   MFS Total Return Series - Service Class
    _________ .0%   PBHG/NWQ Value Select - Service Class
    _________ .0%   PBHG Mid Cap Growth - Service Class
    _________ .0%   PIMCO Total Return - Service Class
    _________ .0%   Salomon All Cap - Service Class
    _________ .0%   Templeton Great Companies Global - Service Class
    _________ .0%   Transamerica Convertible Securities - Service Class
    _________ .0%   Transamerica Equity - Service Class
    _________ .0%   Transamerica Growth Opportunities - Service Class
    _________ .0%   Transamerica Money Market - Service Class
    _________ .0%   Transamerica U.S. Government Securities - Service Class
    _________ .0%   T. Rowe Price Equity Income - Service Class
    _________ .0%   T. Rowe Price Growth Stock - Service Class
    _________ .0%   T. Rowe Price Small Cap - Service Class
    _________ .0%   Van Kampen Active International Allocation - Service Class
    _________ .0%   Van Kampen Asset Allocation - Service Class
    _________ .0%   Van Kampen Emerging Growth - Service Class

VA-APP 12/03 (NJ)

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12. ASSET REBALANCING

    I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

    Does not include Fixed Accounts and not available with DCA.

    If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

    [_] Monthly   [_] Quarterly   [_] Semi-Annually    [_] Annually

13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

    [_] Check here if you want to be sent a copy of "Statement of Additional
        Information."

    Will this annuity replace or change any existing annuity or life insurance?
    [_] No    [_] Yes (If yes, complete the following)


    Company: ___________________________________________________________________

    Policy No.:_________________________________________________________________


    . Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

    . To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

    . I am in receipt of a current prospectus for this variable annuity.

    . This application is subject to acceptance by Transamerica Life Insurance
      Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.

    . Account values when allocated to any of the subaccounts in Section 10 are not guaranteed as to fixed dollar amount.

    . When funds are allocated to the Fixed Accounts in Section 10, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.


    Signed at: _________________________________________________________________
               City                          State                   Date

    Owner(s) Signature: X
                        --------------------------------------------------------

    Joint Owner(s) Signature: X
                              --------------------------------------------------

    Annuitant Signature: (if not Owner) X
                                        ----------------------------------------

14. AGENT INFORMATION

    Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

    [_] No    [_] Yes

    I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.


    #1: Registered Rep/Licensed Agent

        Print First Name:_______________________________________________________

        Last Name:______________________________________________________________

        Signature: X
                   -------------------------------------------------------------

        Rep Phone #:____________________________________________________________

        Email Address (Optional):_______________________________________________

        SSN/TIN:________________________________________________________________


    #2: Registered Rep/Licensed Agent

        Print First Name:_______________________________________________________

        Last Name:______________________________________________________________

        Signature: X
                   -------------------------------------------------------------

        Rep Phone #:____________________________________________________________

        Email Address (Optional):_______________________________________________

        SSN/TIN:________________________________________________________________

    Firm Name:__________________________________________________________________

    Firm Address:_______________________________________________________________

    For Registered Representative Use Only - Contact your home office for program information.

    [_] Option A  [_] Option B  [_] Option C  [_] Option D

    (Once selected, program cannot be changed)

VA-APP 12/03 (NJ)